Exhibit 10.164

AMD_00283496.0

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. *** INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT

Effective Date of Amendment: June 30, 2021

This Amendment is made to the Index License Agreement for Funds (internal MSCI reference IXF_00040) dated as of March 18, 2000 (as amended, the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement or the Previous Amendments, as the case may be.

WHEREAS, pursuant to the terms of prior amendments between MSCI and Licensee which are identified in Attachment 1 to this Amendment (the “Previous Amendments”), MSCI granted Licensee the right to use the identified MSCI indexes as the basis for the identified Licensee Funds; and

WHEREAS, the parties wish to further amend the Agreement to allow for the cross-listing of the Licensee Funds identified in Attachment 1 to this Amendment, as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Exhibit B of the Agreement is hereby amended to allow the Licensee Funds identified in Attachment 1 to this Amendment to be listed and traded on the Santiago Stock Exchange (Bolsa de Comercio de Santiago) (herein referred to as the “Chile Listed Funds”) after such Licensee Funds are listed on a United States exchange. The Chile Listed Funds must be issued, sold and traded on a public basis in accordance with applicable Chilean securities law. All other terms and restrictions contained in the Previous Amendments and the Agreement shall apply to the Chile Listed Funds. For clarity, there ************************************************************.

2.

This Amendment is intended to amend and operate in conjunction with the Previous Amendments and the Agreement, and together this Amendment, the Previous Amendments and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent any terms of this Amendment conflict with any terms of the Previous Amendments or the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement, the Previous Amendments and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date set forth above.

LICENSEE: BlackRock Fund Advisors By /s/ Ruth Weiss Name Ruth Weiss Title Managing Director	MSCI Inc. By /s/ Joke Jacinto Name Joke Jacinto Title Executive Director

Attachment 1

Amendment		MSCI Index	Fund Name
Internal MSCI reference number of the Amendment	Effective Date of the Amendment
AMD_00083357.0	November 6, 2012	MSCI ACWI ex USA IMI Index	iShares Core MSCI Total International Stock ETF
AMD_00269210.0 (as previously modified by AMD_00250009.0, AMD_00243265.0, AMD_00208225.0)	March 9, 2020	MSCI USA Extended ESG Focus Index	iShares ESG Aware MSCI USA ETF
AMD_00054	April 26, 2005	MSCI EAFE Growth Index	iShares MSCI EAFE Growth ETF
AMD_00269210.0 (as previously modified by AMD_00250009.0, AMD_00243265.0, AMD_00209563.0, AMD_00200775.0)	March 9, 2020	MSCI Emerging Markets Extended ESG Focus Index	iShares ESG Aware MSCI EM ETF
AMD_00269210.0 (as previously modified by AMD_00250009.0, AMD_00243265.0, AMD_00209563.0, AMD_00200775.0)	March 9, 2020	MSCI EAFE Extended ESG Focus Index	iShares ESG Aware MSCI EAFE ETF
AMD_00255400.0	February 1, 2019	MSCI USA Extended ESG Leaders Index	iShares ESG MSCI USA Leaders ETF
AMD_00243265.0 (as previously modified by SCA_11043)	May 15, 2018	MSCI USA Extended ESG Select Index	iShares MSCI USA ESG Select ETF
AMD_00264512.0	October 1, 2019	MSCI EM Extended ESG Leaders 5% Issuer Capped Index	iShares ESG MSCI EM Leaders ETF
AMD_00145581.0	September 22, 2014	MSCI ACWI Low Carbon Target Index	iShares MSCI ACWI Low Carbon Target ETF
AMD_00269210.0 (as previously modified by AMD_00250009.0, AMD_00235248.0)	March 9, 2020	MSCI USA Small Cap Extended ESG Focus Index	iShares ESG Aware MSCI USA Small-Cap ETF
AMD_00265489.0 (as previously modified by AMD_00270883.0)	March 9, 2020	MSCI EAFE Choice ESG Screened Index	iShares ESG Advanced MSCI EAFE ETF
AMD_00265489.0 (as previously modified by AMD_00270883.0)	March 9, 2020	MSCI USA Choice ESG Screened Index	iShares ESG Advanced MSCI USA ETF